UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________________________
FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2009

Structured Products Corp.
on behalf of

TIERS Corporate Bond-Backed Certificates Trust MOT 1998-5

(Exact name of registrant as specified in its charter)

Delaware	001-32123	13-3692801
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

388 Greenwich Street New York, New York	10013	(212) 816-7496
(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment (this "Amendment") amends the amounts listed under the columns titled Principal, Interest and Total Distribution for the Amortizing Class Certificates and the amount listed in item five as the principal amount of Amortizing Class Certificates outstanding on the Trustee's Report relating to the distribution made on October 1, 2009 (the "Filed Report") filed as Item 9.01 - Financial Statements and Exhibits - on Form 8-K relating to the TIERS Corporate Bond-Backed Certificates Trust MOT 1998-5.　 The Filed Report incorrectly states that $25.320739 of Principal, $19.707645 of Interest, and a Total Distribution of $45.028384 were distributed on the Amortizing Class Certificates. 　The amount of principal distributed on the Amortizing Class Certificates was $25.320906; the amount of Interest distributed on the Amortizing Class Certificates was $19.707560, and the Total Distribution on the Amortizing Class Certificates was $45.028466. The report attached hereto has been revised to reflect the correct amounts. The Filed Report also incorrectly states that $26,191,751.11 principal amount of Amortizing Class Certificates were outstanding. 　The principal amount of Amortizing Class Certificates outstanding was $25,131,086.11, and the report attached hereto reflects the correct outstanding principal amount of the Amortizing Class Certificates. 　The report distributed by the Trustee reported the correct amount of Principal, Interest and Total Distribution that was distributed and correctly reported the principal amount of Amortizing Class Certificates outstanding.

Except as described above, this Amendment does not amend any other information set forth in the Filed Report and does not update any disclosures included therein to reflect any events that occurred subsequent to the date of the Filed report. Capitalized terms used herein but not defined herein have the meanings set forth in the Trust Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: /s/ Stanley Louie
Name: Stanley Louie
Title: Vice President, Finance Officer

March 26, 2010

EXHIBIT INDEX

Exhibit		Page
1	Trustee’s Report with respect to the October 1, 2009 Distribution Date for the TIERS Corporate Bond-Backed Certificates Trust MOT 1998-5	5

Exhibit 1

To the Holders of:
TIERS Corporate Bond-Backed Certificates, Series MOT 1998-5
ZTF Class                                      *CUSIP:  871928BJ5
Amortizing Class                         *CUSIP:  871928BK2

U.S. Bank Trust National Association, as Trustee for the TIERS Corporate Bond-Backed Certificates Trust MOT 1998-5 hereby gives notice with respect to the Distribution Date of October 1, 2009 (the “Distribution Date”) as follows:

1.
The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $1,000 original principal amount of Certificates, is as set forth below:

Class	Principal	Interest	Total Distribution
ZTF Class	$ 0.000000	$ 0.000000	$ 0.000000
Amortizing Class	$ 25.320906	$ 19.707560	$ 45.028466

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$74,616,000 aggregate principal amount of Motorola, Inc. 5.22% Debentures due October 1, 2097 (the “Term Assets”) are held for the above trust.

5.	At the close of business on the Distribution Date, $74,616,000 principal amount of ZTF Class Certificates and $25,131,086.11 principal amount of Amortizing Class Certificates were outstanding.

6.
The current rating of the Term Assets is not provided in this report.  Ratings can be obtained from Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody’s Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness.  It is included for the convenience of the Holders.

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